Financial Investors Trust

Highland Resolute Fund

(the “Fund”)

Supplement dated December 11, 2019 to the Highland Resolute Fund Statement of Additional Information dated August 31, 2019

At a meeting held on December 10, 2019 the Audit Committee recommended, and the Board of Trustees approved, the selection of Cohen & Company, Ltd. to serve as the independent registered public accounting firm for the Fund for the fiscal year ending April 30, 2020. Previously, Deloitte & Touche LLP served as the independent registered public accounting firm for the Fund.

Therefore, effective immediately, the following changes apply to the SAI:

The reference to Deloitte & Touche LLP (Independent Registered Public Accounting Firm) is hereby deleted and replaced with Cohen & Company, Ltd. (Independent Registered Public Accounting Firm) in the table beginning on page 44 under the heading “Disclosure of Portfolio Holdings.”

The following replaces the information under the heading “Other Information About the Fund –Independent Registered Public Accounting Firm” in the Statement of Additional Information:

Independent Registered Public Accounting Firm

Effective December 10, 2019, the Board of Trustees appointed, upon recommendation of the Audit Committee, Cohen & Company, Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm. Cohen provides audit services, tax return review and assistance. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

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